                                                                   Exhibit 10.12


                              FIFTH AMENDMENT TO
                     DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                               February 23, 2000

     Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Operating, Inc., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and each of Vencor's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as the "Borrowers"); the Lenders listed on the signature pages thereof; and Morgan Guaranty Trust Company of New York, as arranger, collateral agent and administrative agent (in such capacity, "Administrative Agent") for the Lenders, and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement.

     Borrowers have requested that Lenders (i) extend the termination date of the Commitments, (ii) extend the deadline for filing a plan of reorganization acceptable to the Required Lenders in the Cases, (iii) amend certain financial covenants, and (iv) make certain other amendments to the DIP Credit Agreement, in each case as more fully set forth below. Accordingly, Borrowers and the undersigned Lenders hereby agree as follows:

     1. The definition of "Borrowing Base" in Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the final row of the table contained therein and substituting therefor the following:

           March 2000                     $67,842,386
           April 2000                     $67,842,386
           May 2000                       $67,842,386
           June 2000                      $67,842,386


     2. The definition of "Stated Maturity Date" in Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the reference to "March 13, 2000" contained therein and substituting therefor "June 30, 2000".

     3. Section 1.01 of the DIP Credit Agreement is hereby amended by inserting therein the following definitions, in alphabetical order:

           "Eligible Receivables Report" means a report substantially in the form of Exhibit L annexed hereto delivered by the Borrowers to the
             ---------
     Administrative Agent pursuant to Section 5.01(r).

           "Fifth Amendment" means that certain Fifth Amendment to Debtor-In-Possession Credit Agreement dated as of February 23, 2000, by and among the Borrowers, the Collateral Agent, the Administrative Agent and the Lenders.

           "Fifth Amendment Effective Date" has the meaning assigned to that term in the Fifth Amendment.

     4. Section 2.01(c) of the DIP Credit Agreement is hereby amended by deleting clause (B) therefrom in its entirety and substituting therefor the following:

           "(B) in no event shall the Outstanding Tranche A Amount of all Lenders exceed the lesser of (x) the Tranche A Commitments, (y) the Borrowing Base, and (z) the "Effective Borrowing Base" as set forth in the Eligible Receivables Report for the most recently ended month delivered pursuant to Section 5.01(r), in each case as the foregoing limits may be in effect from time to time;'


     5. Section 2.05(a) of the DIP Credit Agreement is hereby amended by deleting the reference to "January 13, 2000" contained therein and substituting therefor "April 30, 2000".

     6. Section 5.01(b) of the DIP Credit Agreement is hereby amended by adding at the end of the table contained therein six additional rows as follows:

           ----------------------------------------------------
           Fiscal Year ended
           December 31, 1999             March 31, 2000
           (final information)
           ----------------------------------------------------
           January 2000 (final
           information)                  March 31, 2000
           ----------------------------------------------------
           February 2000                 March 31, 2000
           ----------------------------------------------------
           Fiscal Quarter ended
           March 31, 2000                May 15, 2000
           ----------------------------------------------------
           April  2000                   May 31, 2000
           ----------------------------------------------------
           May 2000                      June 30, 2000
           ----------------------------------------------------

     7. Section 5.01 of the DIP Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (q) thereof, (ii) redesignating clause
(r) thereof as
clause (t), and (iii) adding immediately after clause (q) thereof the following new clauses (r) and (s):

           "(r) together with each delivery after the Fifth Amendment Effective Date of financial statements pursuant to Section 5.01(b), an Eligible Receivables Report setting forth as of the end of the last month covered by such financial statements the information required to be set forth in Exhibit L hereto, accompanied by a certificate from the Financial Officer stating that the information provided on such Eligible Receivables Report accurately reflects the amounts required to be reported thereon;

           (s) promptly after any Executive Officer or Financial Officer becomes aware that a disbursement is required to be made to repay obligations owing to Medicare or its agents (and in any event no later than the making of such disbursement), a notice setting forth the amount of any such disbursement, the date such disbursement will be made and an explanation setting forth in reasonable detail the reasons such disbursement is required; and"

     8. Section 5.10 of the DIP Credit Agreement is hereby amended by deleting the reference to "March 12, 2000" contained therein and substituting therefor "May 1, 2000".

     9. Section 6.01 of the DIP Credit Agreement is hereby amended by (a) deleting the reference to "September 1, 1999" contained therein and substituting therefor "March 1, 2000", and (b) deleting the table contained therein in its entirety and substituting therefor the following table:


             Month                           Amount
             -----                           ------
           March 2000                     $ 25,000,000
           April 2000                     $ 55,000,000
           May 2000                       $ 89,000,000
           June 2000                      $119,000,000


     10. Section 6.03 of the DIP Credit Agreement is hereby amended by deleting the last row of the table contained therein (which sets forth a minimum Hospital Daily Census amount for March 2000) and substituting therefor the following four rows:

           March 2000                        2,830
           April 2000                        2,750
           May 2000                          2,650
           June 2000                         2,570

     11. Section 6.04 of the DIP Credit Agreement is hereby amended deleting the reference to "$400,000,000" contained therein and substituting therefor "$350,000,000".

     12. Section 6.06 of the DIP Credit Agreement is hereby amended by (a) deleting the reference to "September 1, 1999" contained therein and substituting therefor "March 1, 2000", and (b) deleting the table contained therein in its entirety and substituting therefor the following table:

                                       Maximum Consolidated
                                       --------------------
                                       Capital Expenditures
                                       --------------------
              Month                          Amount
              -----                          ------
           March 2000                     $10,000,000
           April 2000                     $17,000,000
           May 2000                       $24,000,000
           June 2000                      $31,000,000


     13. Section 7.03(b) of the DIP Credit Agreement is hereby amended by adding immediately prior to the "." at the end of the penultimate sentence thereof the following proviso:

     "; and provided, further, that the foregoing shall not prohibit, after
            --------  -------
     the Fifth Amendment Effective Date, (x) the sale at auction (or by any other manner approved by the Court) of approximately 70 vehicles associated with the Borrowers' Vencare business line and (y) the sale of two durable medical equipment storefronts (and the assumption and assignment of the related leases) previously associated with the Borrowers' Vencare business line to any Person other than a Subsidiary or an Affiliate of any Borrower, in each case so long as (1) at the time of such sale, no Default shall have occurred and be continuing or would result therefrom, (2) the consideration received by the Borrowers for such assets shall be in cash in an aggregate amount no less than the aggregate fair market value thereof, (3) such sale is approved by the Court to the extent such approvals are required pursuant to the Bankruptcy Code or an order of the Court, and (4) within five Business Days of Borrowers' receipt of the Net Cash Proceeds of such Asset Sale, said Net Cash Proceeds shall be applied to repay outstanding Loans, if any, and to reduce the Commitments in accordance with Section 2.08 of the DIP Credit Agreement."

     14. Section 7.04 of the DIP Credit Agreement is hereby amended by deleting the proviso contained in clause (b) thereof in its entirety and substituting therefor the following:

     "provided that the aggregate unrecovered amount of all such Investments made by the Borrowers and their Subsidiaries in any Vencor Company which is not a

     Borrower or a Subsidiary Guarantor (x) after the Petition Date and prior to the Fifth Amendment Effective Date shall not exceed $1,000,000, and (y) on or after the Fifth Amendment Effective Date shall not exceed $1,000,000;"

     15.   Section 7.04 of the DIP Credit Agreement is hereby further amended by
(i) deleting the "and" at the end of clause (c) thereof, (ii) deleting the "." at the end of clause (d) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (e):

           "(e) Capital contributions to Cornerstone made after the Fifth Amendment Effective Date, in an aggregate amount not to exceed $2,000,000; provided, that (i) no Default shall have occurred and be
                 --------
     continuing or would result from such contributions, (ii) such contributions shall not be in excess of amounts requested to be so contributed by the applicable Cayman Islands Governmental Authority, and (iii) such contributions are approved by the Court to the extent such approval is required pursuant to the Bankruptcy Code or an order of the Court."

     16.   The DIP Credit Agreement is hereby amended by adding a new Exhibit L
                                                                      ---------
thereto in the form of Annex A attached hereto.

     17. The Cash Plan for the 13-week period beginning January 31, 2000 is hereby amended by deleting the reference to "$52,500,000" contained in footnote
(1) thereto and substituting therefor "$60,000,000".

     On and after the Fifth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended by this Fifth Amendment to Debtor-In-Possession Credit Agreement (this "Fifth Amendment"; the DIP Credit Agreement, as so amended, being the "Amended Agreement").

     Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the amendments set forth above shall be limited precisely as written, and nothing in this Fifth Amendment shall be deemed to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any other Financing Document. Except as specifically amended by this Fifth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

     In order to induce Lenders to enter into this Fifth Amendment, each Borrower, by its execution of a counterpart of this Fifth Amendment, represents and warrants that (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Fifth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Fifth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Fifth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or constitute a default under, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Fifth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official (except for the Court and such as shall have been made at or before the time required and shall be in full force and effect on and after the date when made), (e) this Fifth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, (f) for purposes of the Borrowing Order notice of this Fifth Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), and (g) after giving effect to this Fifth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Fifth Amendment that would constitute a Default.

     This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Fifth Amendment shall become effective (the date of such effectiveness being the "Fifth Amendment Effective Date") upon the earliest date on or prior to March 13, 2000 that (a) the Borrowers and Lenders shall have executed counterparts of this Fifth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof; (b) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Davis Polk & Wardwell and Policano & Manzo that are received by Vencor prior to 12:00 Noon (New York City time) on March 8, 2000 have been paid in full; (c) the Administrative Agent shall have received from the Borrowers an amendment fee in the aggregate amount of $400,000 (which $400,000 amendment fee shall be inclusive of the $100,000 amendment and waiver fee payable in connection with the Fourth Amendment to Debtor-In-Possession Credit Agreement and Limited Waiver and Consent dated February 9, 2000, which $100,000 fee shall be distributed in accordance with the terms of such Fourth Amendment), $300,000 of which shall be ratably distributed on the date of receipt thereof to each Lender according to the ratio of (x) the Commitment of such Lender to (y) the aggregate Commitments of all Lenders; and (d) the Court shall have approved both the terms of this Fifth Amendment in their entirety and the payment of such $400,000 amendment fee.

     THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

BORROWERS:
                       Advanced Infusion Systems, Inc.
                       American X-Rays, Inc.
                       C.P.C. of Louisiana, Inc.
                       Community Behavioral Health System, Inc.
                       Community Psychiatric Centers of Arkansas, Inc.
                       Community Psychiatric Centers of California
                       Community Psychiatric Centers of Florida, Inc.
                       Community Psychiatric Centers of Idaho, Inc.
                       Community Psychiatric Centers of Indiana, Inc.
                       Community Psychiatric Centers of Kansas, Inc.
                       Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc.
                       Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc.
                       Community Psychiatric Centers of Utah, Inc.
                       Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma,Inc. Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
                       CPC Investment Corp.
                       CPC Managed Care Health Services, Inc.
                       CPC of Georgia, Inc.
                       CPC Properties of Arkansas, Inc.
                       CPC Properties of Illinois, Inc.
                       CPC Properties of Indiana, Inc.
                       CPC Properties of Kansas, Inc.
                       CPC Properties of Louisiana, Inc.
                       CPC Properties of Mississippi, Inc.
                       CPC Properties of Missouri, Inc.
                       CPC Properties of North Carolina, Inc.
                       First Rehab, Inc.
                       Florida Hospital Properties, Inc.
                       Health Care Holdings, Inc.
                       Health Care Technology, Inc.
                       Helian ASC of Northridge, Inc.
                       Helian Health Group, Inc.
                       Helian Recovery Corporation
                       Homestead Health Center, Inc.
                       Horizon Healthcare Services, Inc.

                       Interamericana Health Care Group
                       J.B. Thomas Hospital, Inc.
                       Lafayette Health Care Center, Inc.
                       MedEquities, Inc.
                       Medisave of Tennessee, Inc.
                       Medisave Pharmacies, Inc.
                       Old Orchard Hospital, Inc.
                       Palo Alto Surgecenter Corporation
                       Peachtree-Parkwood Hospital, Inc.
                       PersonaCare, Inc.
                       PersonaCare Living Center of Clearwater, Inc. PersonaCare of Bradenton, Inc.
                       PersonaCare of Clearwater, Inc.
                       PersonaCare of Connecticut, Inc.
                       PersonaCare of Georgia, Inc.
                       PersonaCare of Huntsville, Inc.
                       PersonaCare of Little Rock, Inc.
                       PersonaCare of Ohio, Inc.
                       PersonaCare of Owensboro, Inc.
                       PersonaCare of Pennsylvania, Inc.
                       PersonaCare of Pompano East, Inc.
                       PersonaCare of Pompano West, Inc.
                       PersonaCare of Reading, Inc.
                       PersonaCare of San Antonio, Inc.
                       PersonaCare of San Pedro, Inc.
                       PersonaCare of Shreveport, Inc.
                       PersonaCare of St. Petersburg, Inc.
                       PersonaCare of Warner Robbins, Inc.
                       PersonaCare of Wisconsin, Inc.
                       PersonaCare Properties, Inc.
                       ProData Systems, Inc.
                       Recovery Inns of America, Inc.
                       Respiratory Care Services, Inc.
                       Stamford Health Facilities, Inc.
                       THC-Chicago, Inc.
                       THC-Hollywood, Inc.
                       THC-Houston, Inc.
                       THC-Minneapolis, Inc.
                       THC-North Shore, Inc.
                       THC-Orange County, Inc.
                       THC-San Diego, Inc.
                       THC-Seattle, Inc.
                       TheraTx Healthcare Management, Inc.
                       TheraTx Health Services, Inc.
                       TheraTx Management Services, Inc.
                       TheraTx Medical Supplies, Inc.

                      TheraTx Rehabilitation Services, Inc.
                      TheraTx Staffing, Inc.
                      Transitional Hospitals Corporation, a Delaware Corporation Transitional Hospitals Corporation, a Nevada Corporation Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
                      Tunstall Enterprises, Inc.
                      VC-OIA, Inc.
                      VC-TOHC, Inc.
                      VC-WM, Inc.
                      Vencare, Inc.
                      Vencare Rehab Services, Inc.
                      Vencor Facility Services, Inc.
                      Vencor Holdings, L.L.C.
                      Vencor Home Care Services, Inc.
                      Vencor Hospice, Inc.
                      Vencor Hospitals East, L.L.C.
                      Vencor Hospitals West, L.L.C.
                      Vencor, Inc.
                      Vencor Insurance Holdings, Inc.
                      Vencor Investment Company
                      Vencor Nevada, L.L.C.
                      Vencor Nursing Centers East, L.L.C.
                      Vencor Nursing Centers Central L.L.C.
                      Vencor Nursing Centers North, L.L.C.
                      Vencor Nursing Centers South, L.L.C.
                      Vencor Nursing Centers West, L.L.C.
                      Vencor Operating, Inc.
                      Vencor Pediatric Care, Inc.
                      Vencor Provider Network, Inc.
                      Ventech Systems, Inc.

                      by:  Vencor Operating, Inc., as agent and attorney-in-
                              fact for each of the foregoing entities

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO


                      Stamford Health Associates, L.P.

                      by:  Stamford Health Facilities, Inc., Its General
                              Partner

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

                      Vencor Home Care and Hospice Indiana Partnership

                      by:  Vencor Home Care Services, Inc., Its General
                              Partner

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

                      by:  Vencor Hospice, Inc., Its General Partner

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

                      Vencor Hospitals Limited Partnership

                      by:  Vencor Operating, Inc., Its General Partner

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

                      by:  Vencor Nursing Centers Limited Partnership,
                              Its General Partner

                           by: Vencor Operating, Inc., Its General
                                  Partner

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO


                      Vencor Nursing Centers Central Limited Partnership

                      by:  Vencor Operating, Inc., Its General Partner

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

                      by:  Vencor Nursing Centers Limited Partnership,
                              Its General Partner

                           by: Vencor Operating, Inc., Its General Partner

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

                      Vencor Nursing Centers Limited Partnership

                      by:  Vencor Operating, Inc., Its General Partner

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

                      by:  Vencor Hospitals Limited Partnership, Its
                              General Partner

                           by: Vencor Operating, Inc., Its General Partner

                              By:  /s/ Richard A. Schweinhart
                                   -------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

AGENTS AND LENDERS:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent and as a Lender


                         By: /s/ Colleen B. Galle
                             ---------------------------------------------
                             Name: Colleen B. Galle
                             Title: Vice President

                         ABLECO FINANCE LLC, as a Lender


                         By:
                             ---------------------------------------------
                             Name:
                             Title

                         APPALOOSA INVESTMENT LIMITED
                         PARTNERSHIP I, as a Lender


                         By:  /s/ Ronald M. Goldstein
                              ---------------------------------------------
                              Name: Ronald M. Goldstein
                              Title: Chief Financial Officer

                         BANKERS TRUST COMPANY, as a Lender


                         By:
                              ---------------------------------------------
                              Name:
                              Title:

                         CHASE SECURITIES INC, AS AGENT FOR THE
                         CHASE MANHATTAN BANK, as a Lender


                         By:
                              ----------------------------------------------
                              Name:
                              Title:

                         GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                         Lender


                         By:  /s/ Mark Denatale
                              ----------------------------------------------
                              Name: Mark Denatale
                              Title: Authorized Signatory

                         PARIBAS, as a Lender


                         By:  /s/ Albert A. Young, Jr.
                              ------------------------------------------------
                              Name: Albert A. Young, Jr.
                              Title: Director


                         By:  /s/ Edward V. Canale
                              ------------------------------------------------
                              Name: Edward V. Canale
                              Title: Managing Director

                         VAN KAMPEN PRIME RATE INCOME TRUST, as a
                         Lender

                         By:  VAN KAMPEN INVESTMENT ADVISORY
                              CORP.


                              By:  /s/ Douglas J. Smith
                                   ----------------------------
                                   Name: Douglas J. Smith
                                   Title: Vice President

                         FRANKLIN MUTUAL ADVISERS LLC, as a Lender



                         By:  /s/ Jeffrey A. Altman
                              -----------------------------------------
                              Name: Jeffrey A. Altman
                              Title: Senior Vice President

                         FRANKLIN FLOATING RATE TRUST, as a Lender



                         By:  /s/ Chauncey Lufkin
                              ------------------------------------------
                              Name: Chauncey Lufkin
                              Title: Vice President

              ACKNOWLEDGEMENT AND CONSENT OF SUBSIDIARY GUARANTOR

          By its execution of a counterpart of this Fifth Amendment, the undersigned, as a Subsidiary Guarantor under that certain Guaranty Agreement dated as of September 13, 1999 (the "Guaranty") for the benefit of Lenders, and as an Original Lien Grantor under that certain Security Agreement dated as of September 13, 1999 (the "Security Agreement") between the undersigned, the Borrowers and Collateral Agent, as Secured Party, hereby acknowledges that it has read this Fifth Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Fifth Amendment, the obligations of the undersigned under the Guaranty and the Security Agreement shall not be impaired or affected and each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                              CARIBBEAN BEHAVIORAL HEALTH
                                SYSTEMS, INC.


                              By:  /s/ Richard A. Schweinhart
                                   ----------------------------------------
                              Name: Richard A. Schweinhart
                              Title: Senior Vice President and CFO

                                    Annex A
                                    -------

                          Eligible Receivables Report


Hospital Accounts Receivable

     Gross Hospital Accounts Receivable                     $XXX
     Less:
          All Medicare Receivables                          (XXX)
          All Medicaid Receivables                          (XXX)
          All Accounts in Collection                        (XXX)
          All Other Accounts Over 120 Days                  (XXX)
          50% of Other Unbilled Accounts                    (XXX)
                                                            -----
     Eligible Gross Accounts Receivable(a)                   XXX

     Gross Hospital A/R as of XX/XX/XX(b)      XXX
     Net Hospital A/R as of XX/XX/XX
       Before Allow. for Doubtful Accounts
       ------
       and Cost Report Reserves (c)            XXX
                                               ---
     Ratio (d)[c/b]                                          XX%
                                                            ---------
     Eligible Net Hospital Accounts Receivable [a*d]         XXX

Nursing Center (SNF) Accounts Receivable

     Net SNF Accounts Receivable                            $XXX
     Less:
          All Medicare Receivables                          (XXX)
          All Medicaid Receivables                          (XXX)
          All Other Accounts Over 120 Days                  (XXX)
                                                            -----
     Eligible Gross Accounts Receivable(a)                   XXX

     Gross SNF A/R as of XX/XX/XX(b)           XXX
     Net SNF A/R as of XX/XX/XX
       Before Allow. for Doubtful Accounts
       ------
       and Cost Report Reserves (c)            XXX
                                               ---

     Ratio (d)[c/b]                                          XX%
                                                            ---------
     Eligible Net Nursing Center Accounts Receivable [a*d]   XXX

Vencare Accounts Receivable

     Net Vencare Accounts Receivable                        $XXX
     Less:
          Contractual Allowances                            (XXX)
          Intercompany Receivables                          (XXX)
          All Accounts Over 120 Days                        (XXX)
                                                            -----

     Eligible Vencare Accounts Receivable                    XXX
                                                            -----

Eligible Accounts Receivable as of XX/XX/XX

Hospital Division                                            XXX
Nursing Center Division                                      XXX
Vencare                                                      XXX
                                                            -----
Total Net Eligible Accounts Receivable (a)                   XXX
                                                            ======
Advance Rate (b)                                             80%
                                                            ======
Borrowing Base before Required Coverage Ratio (c) [a*b]      XXX
                                                            ======
Divided by Coverage Ratio (d)                                130%
                                                            ======
Effective Borrowing Base [c/d]                               XXX
                                                            ======